UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2015

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36441	46-4702118
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (973) 924-5100

Not Applicable
_________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On June 26, 2015, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the regulations promulgated thereunder by the Board of Governors of the Federal Reserve System ("FRB"), Investors Bancorp, Inc. (the "Company") disclosed the results of, and risks and assumptions relating to, its 2015 Dodd-Frank Act company-run stress test ("DFAST") for the Company and Investors Bank (the "Bank").

Results for both the Company and the Bank are available on the Company's website, www.myinvestorsbank.com, under "Investor Relations."

The DFAST results reflect the Company's estimates of losses, pre-provision net revenue, provisions for loan and lease losses, net income, and capital levels over a nine-quarter planning horizon beginning September 30, 2014 and ending December 31, 2016. These estimates are based on a forward-looking exercise using hypothetical, severely adverse, macroeconomic assumptions developed by the FRB. They do not represent a forecast of expected future economic or financial conditions, nor do they represent a Company forecast of future financial condition or results.

A copy of the press release announcing disclosure of the DFAST results is attached as Exhibit 99.1 to the Current Report on Form 8-K.

The DFAST results and the press release announcing the disclosure of those results are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities under that Section, Furthermore, the information contained in this Item 7.01 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The information contained in or incorporated by reference to this Current Report on Form 8-K contains certain forward-looking statements, including projections of financial condition, results of operations, plans, objectives, and future performance or business under a hypothetical, severely adverse scenario that incorporates a set of assumed economic and financial conditions prescribed by the FRB, and may address issues that involve significant risk, uncertainties, estimates, expectations, and assumptions made by management. Actual results may differ materially from current projections and will be influenced by actual economic and financial conditions, as well as various other factors, as described in the Company's annual, quarterly, and current reports with the Securities and Exchange Commission, which are available at the Company's website and at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated June 26, 2015 by Investors Bancorp, Inc., announcing annual Dodd-Frank Act company-run stress test disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: June 26, 2015	By:	/s/ Sean Burke
Sean Burke
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated June 26, 2015 by Investors Bancorp, Inc., announcing annual Dodd-Frank Act company-run stress test disclosure